Exhibit 10.9

AMENDMENT NUMBER 8 TO TERM LOAN AGREEMENT

This AMENDMENT NUMBER 8 TO TERM LOAN AGREEMENT (this “Amendment”), executed on March 17, 2023 (the “Execution Date”) and effective as of November 7, 2022 (the “Effective Date”), is made by and among HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation (“HOF Resort & Entertainment”), HOF VILLAGE NEWCO, LLC, a Delaware limited liability company (“Newco”), and HOF VILLAGE YOUTH FIELDS, LLC, a Delaware limited liability company (“HOF Youth Fields”; each of HOF Resort & Entertainment, Newco, and HOF Youth Fields is individually referred to herein as a “Borrower,” and they are collectively referred to herein as “Borrowers”), CH CAPITAL LENDING, LLC, a Delaware limited liability company, in its capacity as administrative agent for and the Lenders (together with its successors and assigns in such capacity, “Administrative Agent”), and CH CAPITAL LENDING, LLC, a Delaware limited liability company, (together with its successors and/or assigns in its capacity as a Lender under the Loan Agreement (as defined below), “Lender”).

PRELIMINARY STATEMENTS:

A. Borrowers, Administrative Agent, and Lender are parties to that certain Term Loan Agreement dated December 1, 2020, (a) as amended by Amendment Number 1 to Term Loan Agreement dated January 28, 2021, Amendment Number 2 to Term Loan Agreement dated February 15, 2021, Amendment Number 3 to Term Loan Agreement dated August 30, 2021, Amendment Number 4 to Term Loan Agreement dated August 30, 2021, and Amendment Number 5 to Term Loan Agreement dated December 15, 2021, (b) as assigned to Administrative Agent and Lender pursuant to that certain Assignment of Loan and Loan Documents, dated March 1, 2022, by and among Aquarian Credit Funding LLC, as the previous Administrative Agent, Investors Heritage Life Insurance Company, as the previous Lender, and CH Capital Lending, LLC, as the new Administrative Agent and the new Lender, (c) as affected by that certain Assumption and Joinder Agreement to Loan Agreement, dated as of March 1, 2022, executed and delivered by HOFV Youth Fields to Administrative Agent, and (d) as further amended by Amendment Number 6 to Term Loan Agreement dated March 1, 2022 (“Amendment Number 6”), and Amendment Number 7 to Term Loan Agreement dated July 31, 2022 (all of the foregoing, collectively, the “Existing Loan Agreement”). The Existing Loan Agreement, as amended by this Amendment, and as it may be further amended, restated, supplemented, waived, assigned, or otherwise modified from time to time is referred to herein as the “Loan Agreement”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

B. The outstanding principal balance of the Loan, as of November 7, 2022, was $8,786,700.61.

C. HOF Resort & Entertainment completed a one-for-22 reverse stock split of the HOFREC Common Stock, which reverse stock split became effective at 12:01 am Eastern Time on December 27, 2022 (“Reverse Split Time”), and the impact of which is not reflected in this Amendment because the Effective Date occurs prior to the Reverse Split Time;

D. Administrative Agent, Borrowers, and Lender desire to amend the Loan Agreement as set forth in this Amendment.

1	Amendment Number 8 to Term Loan Agreement

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Recitals; Joint and Several Liability. The foregoing recitals are hereby incorporated into this Note as if set forth in full herein. Each Borrower shall be jointly and severally liable for all obligations of Borrowers under the Loan Agreement, the Note, and the other Loan Documents.

SECTION 2. Definitions Restated. Section 1.01 of the Loan Agreement is hereby amended by deleting the following terms in their entirety and replacing them with the following:

“IRG Split Note” means that certain Joinder and Second Amended and Restated Secured Cognovit Promissory Note, dated effective as of November 7, 2022, in the original principal amount of $4,273,543.46, from Borrowers to IRG, LLC (as lender), as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time.

“JKP Split Note” means that certain Joinder and Second Amended and Restated Secured Cognovit Promissory Note, dated effective as of dated effective as of November 7, 2022, in the original principal amount of $4,273,543.46, from Borrowers to JKP (as lender), as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time.

“Maturity Date” shall have the meaning ascribed to the term “Note Maturity Date” in the Note.

“Mortgaged Properties” shall mean (a) the subleasehold estate in those certain parcels of real property described on Exhibit A to the Mortgages (as affected by any additions thereto and/or partial releases thereof, as set forth in the documents that comprise the “Mortgages” as defined herein), and (b) all other collateral encumbered by the Mortgages.

“Mortgages” shall mean (a) that certain Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 1, 2020, from HOF Youth Fields and certain other parties in favor of Administrative Agent, recorded on December 2, 2020 as Instrument No. 202012020053155 in the Stark County, Ohio Records, as partially released by (b) that certain Partial Release of Mortgage, dated as of December 15, 2021, recorded on December 17, 2021 as Instrument No. 202112170065680 in the Stark County, Ohio Records, as assigned by (c) that certain Assignment of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 1, 2022, recorded on March 3, 2022 as Instrument No. 202203030009630 in the Stark County, Ohio Records, as amended by (d) that certain First Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 1, 2022, recorded on March 3, 2022 as Instrument No. 202203030009751 in the Stark County, Ohio Records, as partially released by (e) that certain Partial Release of Mortgage, dated as of November 7, 2022, recorded on November 18, 2022 as Instrument No. 202211180047984 in the Stark County, Ohio Records, as amended by (f) that certain Second Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, effective as of November 7, 2022, to be recorded in the real property records of Stark County, Ohio, and (g) as it may be further amended, restated, supplemented, waived, assigned, or otherwise modified from time to time, encumbering the Mortgaged Properties.

2	Amendment Number 8 to Term Loan Agreement

“Note” means that certain Second Amended and Restated Secured Cognovit Promissory Note, dated effective as of November 7, 2022, in the original principal amount of $8,786,700.61, from Borrowers to Lender, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time.

“Permitted Equity Issuance” means any Equity Issuance of (a) up to 24,731,195 shares of HOFREC Common Stock issuable upon the exercise of Existing Warrants, (b) up to 5,812,727 shares of HOFREC Common Stock under the 2020 Omnibus Incentive Plan provided that the number of shares of HOFREC Common Stock for such purpose may be increased (if the 2020 Omnibus Incentive Plan is modified to allow it) by up to 2,500,000 additional shares of HOFREC Common Stock, (c) up to 10,645,000 shares of HOFREC Common Stock for future issuance upon conversion or redemption of the PIPE Notes, including approximately 3,000,000 shares of HOFREC Common Stock issuable upon exercise of warrants that would be issued in connection with such redemption pursuant to the PIPE Note Redemption Warrant Agreement and PIPE Note Purchase Agreement, (d) up to 10,036,925 shares of HOFREC Common Stock issuable upon the exercise of Series C Warrants, (e) up to 75,000 shares of common stock reserved for future issuance as payment to Brand X under the Brand X Services Agreement, (f) any Equity Issuance required pursuant to the terms of the Employment Agreements or employment offer letters, if any, (g) up to 2,450,980 shares of HOFREC Common Stock issuable upon the exercise of Series D Warrants, (h) the Nov 2020 Equity Raise, (i) any PEIC Raise, (j) up to 52,800 shares of Series A Preferred Stock, (k) up to 15,200 shares of Series B Preferred Stock and up to 4,901,961 shares of HOFREC Common Stock issuable upon conversion of Series B Preferred Stock, (l) 330,000 shares of HOFREC Common Stock issued to Lender as of March 1, 2022, (m) up to 15,000 shares of Series C Preferred Stock and up to 10,000,000 shares of HOFREC Common Stock issuable upon conversion of Series C Preferred Stock, (n) up to 1,500,000 shares of HOFREC Common Stock issuable upon the exercise of Series E Warrants, (o) up to 1,500,000 shares of HOFREC Common Stock issuable upon the exercise of Series F Warrants, (p) up to 125,000 shares of HOFREC Common Stock issuable upon the exercise of Series G Warrants, (q) 125,000 shares of HOFREC Common Stock issued to IRG, LLC as of March 1, 2022, (r) 405,000 shares of HOFREC Common Stock issued to JKP as of March 1, 2022, (s) 125,000 shares of HOFREC Common Stock issued to Midwest Lender Fund pursuant to the Letter Agreement, (t) up to $50 million in shares of HOFREC Common Stock issued under Lead Borrower’s “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act, (u) 211,441 shares of HOFREC Common Stock issued to CH Capital Lending on or about December 22, 2022, and (v) any Equity Issuance expressly approved by Administrative Agent in writing, in its sole and absolute discretion. For purposes of clarification, the numbers of shares of HOFREC Common Stock referenced in this definition have been calculated before giving effect to the reverse stock split described in the recitals of Amendment Number 8.

“Permitted Indebtedness” shall mean (a) the PIPE Notes, (b) any Indebtedness pursuant to the EME Customer Contract to make EME Installment Payments, (c) the Existing Guarantees, (d) the TDD BANs (and any Guarantee issued by any Borrower required in connection with the TDD BANs), (e) the TIF Bonds, (f) all Indebtedness pursuant to Permitted Redemption Rights, (g) the JKP Note, (h) the ErieBank Loan, (i) the PACE Funds, (j) the EB-5 Guaranty, (k) the HOF Village CFP Loan, (l) any indebtedness not requiring Lender consent under Section 7 of the Note as Security Instruments existing as of the Execution Date (as defined therein), and (m) any other Indebtedness expressly approved by Administrative Agent in writing, in its sole and absolute discretion.

3	Amendment Number 8 to Term Loan Agreement

“Series C Warrants” shall mean the Second Amended and Restated Series C Warrant, dated effective as of November 7, 2022, to purchase shares of HOFREC Common Stock, issued by Lead Borrower to CH Capital Lending, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time.

“Series D Warrants” shall mean the Second Amended and Restated Series D Warrant, dated effective as of November 7, 2022, to purchase shares of HOFREC Common Stock, issued by Lead Borrower to CH Capital Lending, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time.

“Series E Warrants” shall mean (i) the Amended and Restated Series E Warrant, dated effective as of November 7, 2022, to purchase shares of HOFREC Common Stock, issued by Lead Borrower to CH Capital Lending, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time; and (ii) the Amended and Restated Series E Warrant, dated effective as of November 7, 2022, to purchase shares of HOFREC Common Stock, issued by Lead Borrower to IRG, LLC, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time.

“Series F Warrants” shall mean (i) the Amended and Restated Series F Warrant, dated effective as of November 7, 2022, to purchase shares of HOFREC Common Stock, issued by Lead Borrower to JKP, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time; and (ii) the Amended and Restated Series F Warrant, dated effective as of November 7, 2022, to purchase shares of HOFREC Common Stock, issued by Lead Borrower to JKP, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time.

“Series G Warrant” shall mean the Series G Warrant to purchase shares of HOFREC Common Stock issued by Lead Borrower to Midwest Lender Fund, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time.

SECTION 3. New Definitions. Section 1.01 of the Loan Agreement is hereby amended by adding the following terms:

“Amendment Number 8” means that certain Amendment Number 8 to Term Loan Agreement, dated effective as of November 7, 2022, by and among Borrowers, Administrative Agent, and Lender (amending this Agreement).

“CH Capital Lending” means CH Capital Lending, LLC, a Delaware limited liability company.

“Midwest Lender Fund” means Midwest Lender Fund, LLC, a Delaware limited liability company.

SECTION 4. Loan Agreement Provisions Superseded by Note. The following Loan Agreement Sections are hereby superseded in whole or in part, as the situation may require, by the provisions of the Note:

(a) Interest Rate; Payment Terms. Any provisions in Section 2.04 of the Loan Agreement that are inconsistent with the provisions of Section 3 of the Note are hereby superseded, as interest rate and payment terms are now set forth in Section 3 of the Note.

4	Amendment Number 8 to Term Loan Agreement

(b) Notice. Any provisions in Section 10.01 of the Loan Agreement that are inconsistent with the provisions of Section 14 of the Note are hereby superseded, as notice terms are now set forth in Section 14 of the Note.

(c) Expenses and Indemnification. The provisions in Section 10.05 of the Loan Agreement are hereby amended and expanded to include the provisions regarding expenses and indemnification set forth in Section 5 of the Note. In the event of a direct and irreconcilable conflict between the provisions of Section 10.05 of the Loan Agreement and the provisions of Section 5 of the Note, the provisions of Section 5 of the Note shall control.

(d) Venue. Any provisions in Section 10.15 of the Loan Agreement that are inconsistent with the provisions of Section 12 of the Note are hereby superseded, as venue and jurisdiction terms are now set forth in Section 12 of the Note.

SECTION 5. Cross-Collateralization. Section 9 of Amendment Number 6 (entitled “Cross-Collateralization”) is hereby deleted in its entirety, as the cross-collateralization terms are now set forth in Section 4 of the Note.

SECTION 6. Electronic Signatures. Transmission of a signature by facsimile or email or in .pdf format shall bind the signing party to the same degree as the delivery of a signed original or electronic signature. This Amendment may be executed by way of electronic signatures (including, but not limited to, by way of electronic signatures generated by “DocuSign,” “Adobe Sign” or similar programs or replacements thereto) and that neither this Amendment, nor any part or provision of this Amendment, shall be challenged or denied any legal effect, validity and/or enforceability solely on the grounds that it is in the form of an electronic record.

SECTION 7. No Other Changes; Ratification. Except as specifically amended in the Note or hereby, the terms, provisions and conditions of the Loan Agreement and the other Loan Documents shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, provisions and conditions of the Loan Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.

SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Ohio without regard to any conflicts of law principles that would direct the application of the laws of any jurisdiction.

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5	Amendment Number 8 to Term Loan Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrowers:

HALL OF FAME RESORT &
ENTERTAINMENT COMPANY,
a Delaware corporation

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

HOF VILLAGE NEWCO, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

HOF VILLAGE YOUTH FIELDS, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

Administrative Agent:

CH CAPITAL LENDING, LLC,
a Delaware limited liability company,
in its capacity as Administrative Agent

By:	Holdings SPE Manager, LLC, a Delaware limited liability company, its Manager

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

Lender:

CH CAPITAL LENDING, LLC,
a Delaware limited liability company,
in its capacity as Lender

By:	Holdings SPE Manager, LLC, a Delaware limited liability company, its Manager

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer